EXHIBIT 10.2

STOCK PURCHASE AGREEMENT

AGREEMENT dated                         , 2008, by and between                 , with a principal place of business at                              (the “Seller”), and FMG Acquisitions Corp., a Delaware corporation with an address at Four Forest Park, Farmington CT (the “Buyer”). Buyer and the Seller are sometimes hereinafter collectively referred to as the “Parties”.

WHEREAS, Seller is the legal and beneficial owner of                      shares (the “Securities”) of common stock, par value $0.0001 per share (the “Common Stock”) of FMG Acquisitions Corp., a Delaware corporation (the “Company”), and

WHEREAS, in consideration of $                     and for other good and valuable consideration. Seller desires to transfer and sell to Buyer all right, title and interest in the Securities and Buyer desires to purchase all such right, title and interest in the Securities (the “Sale”):

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Sale of Securities.

(a) Securities to be Acquired. At the Closing, and upon the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, the Seller shall transfer and sell to Buyer, and Buyer agrees to purchase from the Seller, the Securities, for the Purchase Price hereinafter set forth.

(b) Purchase Price. Upon the terms and Subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in exchange for the Securities, Buyer hereby agrees to deliver to the Seller at the Closing an amount equal to $         per share of Common Stock, totaling $                     in the aggregate, in immediately available funds (the “Purchase Price”), which funds shall be delivered to the Seller as Seller shall direct.

2. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing, the following:

(a) The Securities are wholly-owned by Seller free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature and no third party holds any right or interest (beneficial or otherwise) in the Securities. The Securities are not subject to any restrictions, directly or indirectly, with respect to their transferability or any other restrictions, other than as set forth in Section 3 below. Seller: (1) owned the Securities as of September 5, 2008, (2) had the sole and exclusive right to vote the Securities at the special meeting of FMG’s stockholders held on September 29, 2008 (the “Special Meeting”) and (3) had the sole and exclusive right to exercise the conversion rights attached to the Securities at the Special Meeting.

(b) This Agreement is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has full power and authority to enter into and consummate this Agreement and the Securities, the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement will not result in any willful violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Seller is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Seller is a party or by which Seller may be bound, or result in the creation of any lien upon any of the properties or assets of Seller pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Seller or any of Seller’s respective assets or properties.

(c) No governmental, administrative or other third party consents or approval are required, necessary or appropriate in order for Seller to convey, transfer and assign to and vest in Buyer good and marketable right, title and interest in and to the Securities, free and clear of all liens, security interests, claims, charges and encumbrances of any nature whatsoever.

(d) There is no action, suit, investigation or proceeding pending, to the knowledge of the Seller, threatened against or affecting either of the Seller which: (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated in this Agreement or (ii) questions the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

(e) Based on the actual knowledge of the Seller, without an independent investigation or inquiry, there are no proceedings pending or threatened against the Company or the Seller, relating to the Securities.

(f) Seller understands that Seller (and not the Buyer) shall be responsible for any and all tax liabilities of Seller that may arise as a result of the transactions contemplated by this Agreement.

(g) Seller has analyzed the proposed terms of the merger by and among the Company, United Subsidiary Corp., a newly-incorporated Florida corporation and a wholly-owned subsidiary of FMG, and United Insurance Holdings, L.C. (the “Merger”) and the business to be acquired thereby and has voluntarily elected to sell the Securities, and further acknowledges it has not been coerced into such investment decision.

(h) Seller represents that both the amount of Securities and the Purchase Price were negotiated figures by the parties and that the terms and conditions by the parties of this Agreement may differ from arrangements entered into with other holders of Common Stock.

3. Representations and Warranties of Seller. The Buyer hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

(a) Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer at the Closing, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any charter provision or bylaw or under any material agreement to which Buyer is a party or by which Buyer is in any way bound or obligated.

(c) No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with the transactions contemplated by this Agreement.

4. Closing.

(a) Time; Place; Outcome. The closing of the Sale of the Securities (the “Closing”) will take place on the date mutually agreed upon by both Buyer and Seller, but in any event no later than one business day following consummation of the Merger, unless mutually agreed to a later date by both Parties. At the Closing, Seller shall to transfer Buyer clear and marketable title to the Securities, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), and Buyer shall deliver the funds representing the Purchase Price to Seller.

(b) Conditions Precedent to Buyer’s Obligations. The obligations of the Buyer at the Closing shall be subject to the satisfaction on or prior to the Closing of the following conditions precedent, any one or more of which may be waived by the Buyer:

(i) Representations and Warranties. The representation and warranties by Seller in Section 2 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. Seller shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

(iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be presented and delivered to Buyer, shall be presented and delivered to the Buyer, shall be satisfactory in substance and form to the Buyer or his counsel, and the Buyer or his counsel shall have received all such counterpart originals (or certified to other copies) of such documents as they may reasonably request.

(iv) Performance. Seller shall have obtained in timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transaction and sale of the Securities.

(v) Seller Vote. Seller shall have voted all of its Securities in favor of the Merger and not sought conversion of its Securities or, in the event Seller has already elected conversion of its Securities, it shall have properly and validly withdrawn such conversion request.

(vi) Stockholder Approval. The Company shall have received the approval of its stockholders with respect to the Merger, as set forth more particularly in the Company’s proxy statement dated September 4, 2008 (the “Proxy Statement”), and the other proposals set forth in the Proxy Statement.

(vii) Consummation of Merger. The Merger shall have been consummated.

(c) Conditions Precedent to Seller’ Obligations. The obligations of the Seller at Closing shall be subject to the satisfaction, on or prior to the Closing, of the following conditions precedent, any one or more of which may be waived by the Seller.

(i) Representations and Warranties. The representations of and warranties by the Buyer in Section 3 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. The Buyer shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by him prior to or at the Closing.

(iii) Consents; Authorizations. The Buyer shall have secured all permits, consents and authorizations, if any, that shall be necessary or required lawfully to consummate this Agreement.

(iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Seller or their counsel, and Seller or their counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(d) At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

5. Miscellaneous.

(a) Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties set forth herein.

(b) Notices. All notices or other documents under this Agreement shall be in writing and delivered in person or mailed by certified mail, postage prepaid, addressed to the Parties at the addresses first above written, on any new address designated in like manner by any party hereto.

(c) Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d) Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

(e) Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the purchase of the Securities by mutual written consent of the Parties.

(f) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Parties submits to the jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Parties waives any defense of inconvenient forum to the maintenance of an action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any manner provided by law or at equity. In the event of suit under this Agreement, the prevailing party shall be entitled to costs, including reasonable attorneys’ fees; provided, however, in the event that damages are reduced from the original claim brought by the initiating party, the amount of costs provided shall so reflect such reduction by an equal pro rata amount.

(g) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i) Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

(j) Trust Fund Waiver. Since October 11, 2007, the Company has had at least $37,452,930 in a trust fund established by the Company for the benefit of its public stockholders (the “Trust Fund”), invested in U.S. government securities in a trust account at Deutsche Bank Trust Company Americas (the “Trust Account”), held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Account Agreement dated as of October 4, 2007, between Parent and Trustee (the “Trust Agreement”). Seller understands that, except for a portion of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only: (a) to its public stockholders in the event of the conversion of their shares or the dissolution and liquidation of the Company, (b) to the Company and the underwriters listed in the Prospectus (with respect to such underwriters deferred underwriting compensation only) after the Company consummates a business combination (as describes in the Prospectus) or (c) as consideration to the sellers of a target business with which the Company completes a business combination. Seller agrees that it does not now have, and shall not at anytime have, other than with respect to any Common Stock owned by Seller following the sale of the Securities pursuant hereto, any claim to, or make any claim against, the Trust Fund or any asset contained therein, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between Seller, on the one hand, and the Company, on the other hand, this Agreement, or any other agreement or any other theory of legal liability. Seller hereby irrevocably waives any and all claims it may have, now or in the future (in each case, however, prior to the consummation of a business combination), and will not seek recourse against, the Trust Fund for any reason whatsoever in respect thereof. In the event Seller commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company, which proceeding seeks, in whole or in part, relief against the Trust Fund or the public stockholders of the Company, whether in the form of money damages or injunctive relief, the Company shall be entitled to recover from Seller the associated legal fees and costs in connection with any such action.